                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 10, 2004
                                                          -------------

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                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

         New York                       0-3319                 13-1784308
         --------                       ------                 ----------
  (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)              File Number)           Identification No.)

               One Commerce Park, Valhalla, NY            10595
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

            On June 10,  2004,  the  Registrant  announced  plans  to (i)  issue financial  results for its fiscal 2004 third quarter and  nine-month periods ended May 1, 2004 on Tuesday,  June 15, 2004 and (ii) host a conference  call  scheduled for 4:30 p.m.  Eastern time on Thursday,
            June 17,  2004 to discuss  the  financial  results.  For  additional information,  reference  is  made  to the  press  release  which  is
            attached  hereto  as  Exhibit  99.01  and  incorporated   herein  by
            reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)  Financial Statements of Businesses Acquired.

                 Not Applicable.

            (b)  Pro Forma Financial Information.

                 Not Applicable.

            (c)  Exhibits.

                 99.01 Press Release dated June 10, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DEL GLOBAL TECHNOLOGIES CORP.
                               -----------------------------
                                      (Registrant)

Date: June 10, 2004            By: /s/ Thomas V. Gilboy
                                   ------------------------------------------
                                   Thomas V. Gilboy
                                   Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.                    Description
         -----------                    -----------

         99.01               Press Release dated June 10, 2004